EXHIBIT 10.4

SALES REPRESENTATIVE AGREEMENT

Agreement between Spokane North Idaho Dream Turf LLC (Company) and GreenPlex Services, Inc. (“GPS”) (Sales Representative).

Sales Representative agrees to:

1.

Represent, promote, and find sales opportunities of the Company's synthetic turf product and installation services in the geographic area of Eastern Washington and Northern Idaho.

2.

Accurately represent and state Company policies to all potential and present customers.

3.

Promptly mail in all leads and orders to the Company.

4.

Inform the Company if the Sales Representative is representing, or plans to represent, any other business firm.  In no event shall sales representative represent a competitive company or product line either within or outside the designated sales area.

5.

Telephone the Company with reasonable frequency to discuss sales activity within the territory.

6.

Provide company 30-days' notice should the Sales Representative intend to terminate this agreement.

7.

Return promptly all materials and samples provided by the Company to the Representative, if either party terminates this agreement.

The Company Agrees to:

1.

Pay the following commissions to the Sales Representative on sales leads provided by the Sales Representative:

(a) 3% percent of all prepaid sales, except as stated in (4) below.

(b) 3% percent of all credit sales, except as stated in (4) below.

2.

To negotiate in advance of sale the commissions percentage to be paid on all orders that the Company allows a quantity discount or other trade concession.

3.

Commissions on refunds to customers or merchandise returned by the customer in which a commission has already been paid to the Representative shall be deducted from future commissions to be paid to the Representative by the Company.

4.

To provide the Sales Representative with reasonable quantities of brochures,

catalogs, and/or any product samples required for sales purposes.

5.

To grant Representative 30-days' notice should the Company wish to terminate this agreement.

6.

To pay commissions to the Representative on sales from existing customers for a period of three (3) months after this agreement is terminated by either party.

7.

This constitutes the entire agreement.

8.

This agreement shall be binding upon the parties and their successors and assigns.

Signed this 21 st day of September, 2009.

/s/ Don Willard

/s/ Kyle W. Carlson

Don Willard

Kyle W. Carlson

Company- Spokane North Idaho Dream

Sales Company Representative

Turf LLC